UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2019

FIRST DEFIANCE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  601 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

  Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 4, 2019, First Defiance Financial Corp. (“First Defiance”) and its wholly-owned subsidiary, First Federal Bank of the Midwest (the “Bank,” and together with First Defiance, the “Company”), entered into an amendment (the “Amendment”) with Donald P. Hileman to his employment agreement, dated December 20, 2018 (the “Employment Agreement”). The amendment was entered into in connection with the hiring of Vince J. Liuzzi as the President of the Bank, which hiring is described more fully below. The amendment modifies the Employment Agreement to reflect the fact that, as a result of Mr. Liuzzi’s hiring, Mr. Hileman will no longer serve as President of the Bank, although he will continue to serve as CEO of the Bank and President and CEO of First Defiance. Other than Mr. Hileman’s change in title at the Bank, the terms and conditions of the Employment Agreement remain unaffected. This description of the Amendment is qualified by reference to the text of the Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events.

On March 4, 2019, First Defiance announced that Vince J. Liuzzi, age 52, has been hired as President of the Bank. Prior to joining the Bank, Mr. Liuzzi was Executive Vice President, Chief Banking Officer of DNB First, N.A., Philadelphia, Pennsylvania, and Executive Vice President, Region President of Philadelphia for Wells Fargo & Company. The press release announcing his hiring is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Amendment to the Employment Agreement between First Defiance and Donald P. Hileman, effective March 4, 2019.

99.1	Company Press Release dated March 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

	By:	/s/ Donald P. Hileman
Donald P. Hileman, President and Chief Executive Officer

Date: March 6, 2019